Exhibit 10.1

Execution Version

THIRD AMENDMENT TO

THE ABL CREDIT AGREEMENT

This Third Amendment to the ABL Credit Agreement (this “Amendment”) is dated as of December 16, 2021 and is entered into by and among Williams Scotsman International, Inc., a Delaware corporation (the “Administrative Borrower”), the other Loan Parties party hereto and Bank of America, N.A., as administrative agent and collateral agent for itself and the other Secured Parties (collectively, in such capacities, the “Agent”).

RECITALS

WHEREAS, reference is made to the ABL Credit Agreement, dated as of July 1, 2020 (as amended by the First Amendment to the ABL Credit Agreement, dated as of December 2, 2020, by the LIBOR Transition Amendment, dated as of December 6, 2021 and as further amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing ABL Credit Agreement”, and as amended by this Amendment, the “Amended ABL Credit Agreement”), among the Borrowers, Holdings, the Lenders and Fronting Banks party thereto from time to time and Bank of America, N.A. as Agent;

WHEREAS, the Loan Parties desire to undergo a series of internal restructurings (the “Restructurings”), including the merger of the Administrative Borrower with and into Williams Scotsman, Inc., with Williams Scotsman, Inc., as the survivor of such merger, assuming the Administrative Borrower’s duties and obligations as Administrative Borrower for all purposes under the Loan Documents;

WHEREAS the Loan Parties intend that this Amendment not be treated as a deemed exchange for purposes of Section 1001 of the United States Internal Revenue Code of 1986, as amended; and

WHEREAS, the Borrowers have asked the Required Lenders to amend the Existing ABL Credit Agreement as set forth herein, and the Agent (at the direction of and on behalf of the Required Lenders) and the Loan Parties hereby agree to amend such provisions as described, and on the terms set forth, herein.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.               Defined Terms. Capitalized terms used but not defined herein (including in the introductory paragraph hereof and the recitals hereto) shall have the meanings assigned to such terms in the Existing ABL Credit Agreement.

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Section 2.               Amended ABL Credit Agreement.

Subject to the occurrence of the Third Amendment Effective Date, each of the Loan Parties and the Agent agree that the Existing ABL Credit Agreement is hereby amended as follows:

(a)          The first sentence in the preamble to the Existing ABL Credit Agreement is hereby amended by deleting the text “(in such capacity, “Administrative Borrower”)” appearing therein and inserting the text “(as defined in Section 1 hereof)” in lieu thereof.

(b)          The definition of “Administrative Borrower” in Section 1.1 of the Existing ABL Credit Agreement is hereby replaced in its entirety as follows:

““Administrative Borrower”: WS International and its permitted successors and assigns, including Williams Scotsman, Inc. and its permitted successors and assigns.”

(c)          Clause (a) of Section 9.2.3 of the Existing ABL Credit Agreement is hereby replaced in its entirety as follows:

“(a) (i) any Loan Party (other than the Unit Subsidiary) may be merged, amalgamated or consolidated with or into, or liquidated or dissolved into, a Loan Party (other than the Unit Subsidiary) domiciled in the same Principal Jurisdiction, provided that (x) if a Borrower is a party to such merger, amalgamation or consolidation, a Borrower shall be the surviving or continuing entity or the surviving or continuing entity shall assume such Borrower’s obligations under the Loan Documents in a manner reasonably satisfactory to Agent and (y) if the Administrative Borrower is a party to such merger, amalgamation or consolidation, the surviving or continuing entity shall assume such Administrative Borrower’s obligations under the Loan Documents in a manner reasonably satisfactory to Agent; and (ii) any Restricted Subsidiary may be merged into, or consolidated or amalgamated with, any other Restricted Subsidiary; provided that in the case of clause (ii), if a Loan Party is a party to such merger, amalgamation or consolidation, such Loan Party shall be the surviving or continuing entity of such merger, amalgamation or consolidation or the transaction shall be treated as resulting in an Investment in a non-Loan Party that must be permitted hereunder;”

(d)          Clause (a)(i) of Section 9.2.14 of the Existing ABL Credit Agreement is hereby amended by deleting the text “WS International” in each occurrence appearing therein and inserting the text “the Administrative Borrower and Williams Scotsman México, S. de R.L. de C.V.” in lieu thereof.

(e)          Clause (a) of Section 9.2.14 of the Existing ABL Credit Agreement is hereby amended by replacing clause (viii) thereof with the following new clauses (viii) and (ix) as follows:

“(viii) incurring Indebtedness, or creating, assuming or suffering to exist Liens pursuant to clause (b) below and (ix) activities related to the Transactions and activities incidental to any of the foregoing; and”

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(f)          Clause (a)(viii) of Section 5.5.1 of the Existing ABL Credit Agreement is hereby amended by deleting the text “US Obligations” appearing therein and inserting the text “US Secured Obligations” in lieu thereof.

Section 3.               Conditions to Effectiveness of Amendment.

The effectiveness of this Amendment is subject to:

(a)          the Agent executing this Amendment and receiving a duly executed counterpart of this Amendment from Lenders constituting the Required Lenders (except that Section 2(f) hereof shall become effective if this Amendment shall not have been objected to in writing by the Required Lenders to the Agent within five (5) Business Days following receipt of notice hereof), the Administrative Borrower and the other Loan Parties (such date being the “Third Amendment Effective Date”); and

(b)          all reasonable out-of-pocket expenses required to be paid on the Third Amendment Effective Date pursuant to the Existing Credit Agreement, to the extent invoiced at least two Business Days prior to the Third Amendment Effective Date (except as otherwise agreed to by the Borrowers) having been paid prior to or substantially concurrently with the effectiveness of this Amendment.

Section 4.               Effect on the Loan Documents.

(a)          As of the Third Amendment Effective Date, each reference in the Existing ABL Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the “Credit Agreement” (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Amended ABL Credit Agreement.

(b)          Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)          The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, any Fronting Bank or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents, except as expressly contemplated hereby.

(d)          The parties hereto acknowledge and agree that, on and after the Third Amendment Effective Date, this Amendment shall constitute a Loan Document for all purposes of the Amended ABL Credit Agreement.

Section 5.               GOVERNING LAW. THIS AMENDMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AMENDMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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Section 6.               Miscellaneous.

(a)  This Amendment is binding and enforceable as of the Third Amendment Effective Date against each party hereto, the Lenders, the Fronting Banks and their respective successors and permitted assigns.

(b)  Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

(c)  Each of the parties hereto hereby agrees that Sections 13.6, 13.8, 13.14, 13.15 and 13.16 of the Existing ABL Credit Agreement are incorporated by reference herein, mutatis mutandis, and shall have the same force and effect with respect to this Amendment as if originally set forth herein.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers or representatives as of the day and year first above written.

WILLIAMS SCOTSMAN INTERNATIONAL, INC.,
as Administrative Borrower

By:	/s/ Timothy D. Boswell
Name: Timothy D. Boswell
Title: President & Chief Financial Officer

WILLIAMS SCOTSMAN HOLDINGS CORP.,
as Holdings and a US Guarantor

By:	/s/ Timothy D. Boswell
Name: Timothy D. Boswell
Title: President & Chief Financial Officer

MOBILE MINI CANADA ULC
WILLIAMS SCOTSMAN OF CANADA, INC.,
as Canadian Borrowers and Canadian Guarantors

By:	/s/ Timothy D. Boswell
Name: Timothy D. Boswell
Title: President & Chief Financial Officer

[Signature Page to Third Amendment to the ABL Credit Agreement]

ACTON MOBILE HOLDINGS, LLC
MOBILE MINI, INC.
MOBILE MINI, LLC (a Delaware limited liability company)
MOBILE MINI, LLC (a California limited liability company)
MOBILE MINI I, INC.
MODULAR SPACE, LLC
MODSPACE GOVERNMENT FINANCIAL SERVICES, LLC
NEW ACTON MOBILE INDUSTRIES LLC
ONSITE SPACE LLC
RESUN MODSPACE, LLC
WILLIAMS SCOTSMAN, INC.
WILLSCOT EQUIPMENT II, LLC,
as US Borrowers and US Guarantors

By:	/s/ Timothy D. Boswell
Name: Timothy D. Boswell
Title: President & Chief Financial Officer

GULF TANKS HOLDINGS, INC.
MOBILE MINI TANK AND PUMP SOLUTIONS, INC.
RESUN CHIPPEWA, LLC
WATER MOVERS CONTRACTING, LLC,
as US Guarantors

By:	/s/ Timothy D. Boswell
Name: Timothy D. Boswell
Title: President & Chief Financial Officer

RAVENSTOCK MSG LIMITED,
as a UK Borrower and a UK Guarantor

By:	/s/ Timothy D. Boswell
Name: Timothy D. Boswell
Title: President & Chief Financial Officer

[Signature Page to Third Amendment to the ABL Credit Agreement]

MOBILE MINI UK LIMITED,
as a UK Borrower and a UK Guarantor

By:	/s/ Timothy D. Boswell
Name: Timothy D. Boswell
Title: President & Chief Financial Officer

MOBILE MINI UK HOLDINGS LIMITED,
as a UK Guarantor

By:	/s/ Timothy D. Boswell
Name: Timothy D. Boswell
Title: President & Chief Financial Officer

RAVENSTOCK TAM (HIRE) LIMITED,
as a UK Guarantor

By:	/s/ Timothy D. Boswell
Name: Timothy D. Boswell
Title: President & Chief Financial Officer

MOBILE STORAGE (U.K.) LIMITED,
as a UK Guarantor

By:	/s/ Timothy D. Boswell
Name: Timothy D. Boswell
Title: President & Chief Financial Officer

[Signature Page to Third Amendment to the ABL Credit Agreement]

AGENT:

BANK OF AMERICA, N.A.,
as Agent

By:	/s/ Gregory Kress
Name: Gregory Kress
Title: Senior Vice President

[Signature Page to Third Amendment to the ABL Credit Agreement]

LENDER:

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Gregory Kress
Name: Gregory Kress
Title: Senior Vice President

[Signature Page to Third Amendment to the ABL Credit Agreement]

LENDER:

BMO Chicago, as a Lender

By:	/s/ Kara Goodwin
Name: Kara Goodwin
Title: Managing Director

[Signature Page to Third Amendment to the ABL Credit Agreement]

LENDER:

Citizens Bank, N.A., as a Lender

By:	/s/ Kyle Howard
	Name:	Kyle Howard
	Title:	Officer

[Signature Page to Third Amendment to the ABL Credit Agreement]

LENDER:

Deutsche Bank AG New York Branch, as a Lender

By:	/s/ Jessica Lutrario
	Name:	Jessica Lutrario
	Title:	Associate

By:	/s/ Philip Tancorra
	Name:	Philip Tancorra
	Title:	Vice President

[Signature Page to Third Amendment to the ABL Credit Agreement]

LENDER:

First Midwest Bank, as a Lender

By:	/s/ Michael E. May
	Name:	Michael E. May
	Title:	Vice President

[Signature Page to Third Amendment to the ABL Credit Agreement]

LENDER:

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Mahesh Mohan
	Name:	Mahesh Mohan
	Title:	Authorized Signatory

[Signature Page to Third Amendment to the ABL Credit Agreement]

LENDER:

ING CAPITAL LLC, as a Lender

By:	/s/ Jeffrey Chu
	Name:	Jeffrey Chu
	Title:	Director

By:	/s/ Michael Chen
	Name:	Michael Chen
	Title:	Director

[Signature Page to Third Amendment to the ABL Credit Agreement]

LENDER:

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Marshall J. Trenckmann
	Name:	Marshall J. Trenckmann
	Title:	Managing Director

[Signature Page to Third Amendment to the ABL Credit Agreement]

LENDER:

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/s/ Jack Kuhns
	Name:	Jack Kuhns
	Title:	Executive Director

[Signature Page to Third Amendment to the ABL Credit Agreement]

LENDER:

MUFG Union Bank, N.A., as a Lender

By:	/s/ Adrian Avalos
	Name:	Adrian Avalos
	Title:	Director

[Signature Page to Third Amendment to the ABL Credit Agreement]

LENDER:

NYCB SPECIALTY FINANCE COMPANY, LLC, a wholly owned subsidiary of New York Community Bank, as a Lender

By:	/s/ Willard D. Dickerson, Jr.
	Name:	Willard D. Dickerson, Jr.
	Title:	Senior Vice President

[Signature Page to Third Amendment to the ABL Credit Agreement]

LENDER:

Sumitomo Mitsui Banking Corporation, as a Lender

By:	/s/ Benjamin Gent
	Name:	Benjamin Gent
	Title:	Executive Director

[Signature Page to Third Amendment to the ABL Credit Agreement]